115 SA-1 06/10

Supplement dated June 7, 2010

To the statement of

Additional information

DATED OCTOBER 1, 2009

OF

FRANKLIN NEW YORK TAX-FREE INCOME FUND

The Statement of Additional Information is amended as follows:

The second paragraph of the “Goal, Strategies and Risks – Fundamental Investment Policies” section is replaced with the following paragraph:

The Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York State personal income taxes.

Please keep this supplement for future reference.